Exhibit 99.1

Horwath Orenstein LLP Chartered Accountants 2 Bloor Street East, Suite 1100 Toronto, ON, Canada M4W 1A8 T 416.596.1711 F 416.596.7894 www.horwathorenstein.com.

April 11, 2006

United States Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Dear Sir or Madam:

We have read the statement made by Yak Communications Inc. to be included under Item 4.02 of Form 8-K, as part of the Company’s Form 8-K report dated April 11, 2006. We agree with the statements relating to our firm with respect to the last three fiscal years.

Yours very truly,

HORWATH ORENSTEIN LLP

/s/ Al Title, C.A.
Al Title, C.A. Partner

AT/ab